EXHIBIT 10.9

			      AMENDMENT NO. 1



			 Dated as of June 8, 1994


	     This AMENDMENT No. 1 among WARNACO INC., a Delaware corporation (the "Borrower"), THE WARNACO GROUP, INC., a Delaware corporation the financial institutions parties to the Credit Agreement referred to below (the "Lenders"), THE BANK OF NOVA SCOTIA ("Scotiabank") and CITICORP USA, INC. ("Citicorp"), as Managing Agents (the "Managing Agents") for the Lenders thereunder, Citicorp, as Documentation Agent (the "Documentation Agent") and Collateral Agent (the "Collateral Agent") for the Lenders thereunder and Scotiabank, as Paying Agent (the "Paying Agent") for the Lenders thereunder and as Swing Line Bank and an Issuing Bank thereunder.

	     PRELIMINARY STATEMENTS:

	     (1) The Borrower, Group, the Lenders, the Managing Agents, the Documentation Agent, the Collateral Agent and the Paying Agent have entered into a Credit Agreement dated as of October 14, 1993 (the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

	     (2)  The Borrower desires to  increase the
   Revolving Credit Facility by $35,000,000, from $200,000,000 to $235,000,000, in order to accommodate its working capital needs and other corporate purposes, and accordingly has requested that the Lenders agree to such increase.

	     (3) The Borrower desires to amend certain other provisions of the Credit Agreement, including, among other things, the tax provisions applicable to Lenders organized under the laws of a jurisdiction outside the United States.

	     (4) The Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

	     SECTION 1.     Amendments to Credit Agreement.  The
   Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

	     (a) Section 2.01(d) is amended in full to read as follows:

		  "(d) Clean-Down.  Notwithstanding the
	     provisions of Sections 2.01(b), 2.01(c) and 2.13, so long as the Collateral Release Date shall not have occurred, no Borrowings may be made under
	     Section 2.01(b) or 2.01(c) and no Letters of Credit may be requested to be issued under Section 2.13 during the last 30 days of (i) the Fiscal Year ending on or about December 31, 1994 unless (A) the aggregate principal amount of Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances outstanding after giving effect to such Borrowing or the issuance of such Letter of Credit shall not exceed $115,000,000 or (B) there shall have been a period of at least 30 consecutive days during such Fiscal Year when the aggregate principal amount of Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances outstanding did not exceed $115,000,000, (ii) the Fiscal Year ending on or about December 31, 1995 unless (A) the aggregate principal amount of Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances outstanding after giving effect to such Borrowing or the issuance of such Letter of Credit shall not exceed $165,000,000 or (B) there shall have been a period of at least 30 consecutive days during such Fiscal Year when the aggregate principal amount of Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances outstanding did not exceed $165,000,000 and (iii) the Fiscal Year ending on or about December 31, 1996 and each Fiscal Year thereafter unless (A) the aggregate principal amount of Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances outstanding after giving effect to such Borrowing or the issuance of such Letter of Credit shall not exceed $130,000,000 or (B) there shall have been a period of at least 30 consecutive days during such Fiscal Year when the aggregate principal amount of Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances outstanding did not exceed $130,000,000."

	     (b) Section 2.05(b)(v) is amended in full to read as follows:

		  "(v) So long as the Collateral Release Date
	     shall not have occurred, the Borrower shall (A) on the 30th day preceding the last day of the Fiscal Year ending on or about December 31, 1994, prepay an aggregate principal amount of the Revolving Credit Advances comprising part of the same Borrowings, the Letter of Credit Advances and the Swing Line Advances equal to the amount by which the aggregate principal amount of the Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances then outstanding exceeds $115,000,000, unless there shall have been a period of at least 30 consecutive days during such Fiscal Year when the aggregate principal amount of Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances outstanding did not exceed $115,000,000, (B) on the 30th day preceding the last day of the Fiscal Year ending on or about December 31, 1995, prepay an aggregate principal amount of the Revolving Credit Advances comprising part of the same Borrowings, the Letter of Credit Advances and the Swing Line Advances equal to the amount by which the aggregate principal amount of the Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances then outstanding exceeds $165,000,000, unless there shall have been a period of at least 30 consecutive days during such Fiscal Year when the aggregate principal amount of Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances outstanding did not exceed $165,000,000, and (C) on the 30th day preceding the last day of each subsequent Fiscal Year, prepay an aggregate principal amount of the Revolving Credit Advances comprising part of the same Borrowings, Letter of Credit Advances and the Swing Line Advances equal to the amount by which the aggregate principal amount of the Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances then outstanding exceeds $130,000,000, unless there shall have been a period of at least 30 consecutive days during such subsequent Fiscal Year when the aggregate principal amount of Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances outstanding did not exceed $130,000,000."

	     (c) The first sentence of Section 2.11(e) is amended by (i) adding immediately after the words "or any successor" the words "or alternative", (ii) deleting the phrase "entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of" and substituting therefor the phrase "exempt from or is entitled to a reduced rate of United States" and (iii) deleting the phrase "or certifying that the income receivable pursuant to this Agreement or the Notes is effectively connected with the conduct of a trade or business in the United States" at the end thereof.

	     (d) Section 8.07(c) is amended by (i) adding immediately after the words "The Paying Agent" in the first sentence thereof the phrase", acting for this purpose as the agent of the Borrower," and (ii) deleting the word "may" in the second sentence thereof and substituting therefor the word "shall".

	     (e) Section 8.07(d) is amended by adding after the first sentence thereof the following sentence:

	     "Such Assignment and Acceptance shall not become effective until the information contained therein is recorded in the Register by the Paying Agent."

	     (f) Schedule 1 to the Credit Agreement is amended in full to read as set forth in Annex A hereto.

	     SECTION 2. Consent. The parties hereto consent to the exchange of the Notes currently held by Restructured Obligations Backed by Senior Assets B.V. ("ROSA") and Stichting Restructured Obligations Backed by Senior Assets 2 ("ROSA2") with Notes substantially in the form of Exhibit C-l to the Credit Agreement, except that such Notes shall be payable to ROSA or ROSA2 or their registered assigns. Such Notes may not be exchanged for Notes in any other form, including, without limitation, at any time after an assignment by ROSA or ROSA2 pursuant to Section 8.07 of the Credit Agreement. Each such Note shall constitute a "Note" under the Credit Agreement for all purposes.

	     SECTION 3. Conditions of Effectiveness. This Amendment shall become effective when, and only when, on or before June 8, 1994, the Documentation Agent shall have received (i) counterparts of this Amendment executed by the Borrower, Group and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Documentation Agent that such Lenders have executed this Amendment, (ii) an amendment fee of 4 basis points calculated on the sum of the aggregate Revolving Credit Commitments outstanding (prior to giving effect to this Amendment) plus the outstanding Term Advances, payable to the Documentation Agent for the ratable benefit of the Lenders, (iii) a commitment fee of 12.5 basis points calculated on the amount of the increase in the Revolving Credit Commitments pursuant to this Amendment, payable to the Documentation Agent for the ratable benefit of the Lenders increasing their Revolving Credit Commitments, based on each such Lender's increase, and (iv) such other fees as may be set forth in that certain letter dated May 11, 1994 from the Managing Agents to the Borrower, payable to the Documentation Agent for the ratable benefit of the Managing Agents. Section 1 hereof shall become effective when, and only when, on or before June 8, 1994, the Documentation Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by the Documentation Agent (which date shall be the same for all such documents), in form and substance satisfactory to the Documentation Agent:

	     (a) Certified copies of (i) the resolutions of the Board of Directors of (x) each of the Borrower and Group approving this Amendment and the matters contemplated hereby and (y) each other Guarantor evidencing approval of the Consent and the matters contemplated hereby and
	(ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby.

	     (b) A certificate of the Secretary or an Assistant Secretary of each of the Borrower, Group and the other Guarantors, certifying the names and true signatures of its officers authorized to sign this Amendment or the Consent and the other documents to be delivered hereunder.

	     (c)  If required by the Managing Agents, an
	amendment to each Mortgage, in form and substance satisfactory to the Managing Agents, duly executed by the Loan Party party to such Mortgage, and endorsements to American Land Title Association Lender's Extended Coverage title insurance policies in form and substance satisfactory to the Collateral Agent.

	     (d)  Counterparts of the Consent appended hereto
	(the "Consent"), executed by the Guarantors (other than Group).

	     (e) A favorable opinion of Skadden, Arps, Slate, Meagher & Flom, counsel for the Loan Parties, to the effect that this Amendment and the Consent have been duly authorized, executed and delivered by the Loan Parties party thereto and as to the matters referred to in Section 4 hereof (other than subsection (e) thereof), and as to such other matters as any Lender through the Managing Agents may reasonable request.

	     (f) A certificate signed by a duly authorized officer of the Borrower and Group stating that:

		  (i)  The representations and warranties
	     contained in Section 4 hereof and in the Loan Documents, as amended hereby, are correct on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate, and

		  (ii) No event has occurred and is continuing
	     that constitutes a Default.

	     SECTION 4.     Representations and Warranties of
   the Borrower. Each of Group and the Borrower represents and warrants as follows:

	     (a) Each Loan Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

	     (b) The execution, delivery and performance of this Amendment of each Loan Party party hereto and of the Consent by each Loan Party party thereto and of the Loan Documents, as amended hereby, to which such Loan
	Party is or is to be a party, and the consummation of the transactions contemplated hereby and thereby, are within such Loan Party's corporate powers, have been dull authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or by-laws,
	(ii) violate any law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve
	System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created by the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

	     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance of this Amendment or the Consent by any Loan Party party thereto, or of any of the Loan Documents, as amended hereby, to which such Loan Party is or is to be a party, or for the consummation of the transactions contemplated hereby or thereby.

	     (d) This Amendment has been, and the Consent when delivered hereunder will have been, duly executed and delivered by each Loan Party party thereto. This Amendment and each of the Loan Documents, as amended hereby, constitute, and the Consent when delivered hereunder will constitute, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

	     (e) The Consolidated balance sheets of Group and its Subsidiaries as at January 2, 1993 and January 8, 1994, and the related Consolidated statements of operations, stockholders' equity (deficit) and cash flow of Group and its Subsidiaries for the fiscal years then ended, accompanied by an opinion of Ernst & Young, independent public accountants, copies of which have been furnished to each Lender, fairly present, the Consolidated financial condition of Group and its Subsidiaries as at such dates and the Consolidated results of the operations of Group and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis, and since January 2, 1993, there has been no Material Adverse Change.

	     (f) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) purports to affect the legality, validity or enforceability of this Amendment, the Consent or any other Loan Document, as amended hereby or the consummation of the transactions contemplated hereby or thereby or (ii) except as set forth on Schedule 4.01(i) to the Credit Agreement, is or would be reasonably likely to have a Material Adverse Effect. There has been no adverse change in the status, or financial effect on any Loan Party or any of their Subsidiaries, of the Disclosed Litigation from that described on Schedule 4.01(i) to the Credit Agreement on the date thereof or except as has been disclosed to the Agents and the Lenders.

	     (g) The Collateral Documents and the pledge and assignment of the Collateral pursuant thereto create a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations of the Loan Parties under the Loan Documents, as amended hereby, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken, and the execution, delivery and performance of this Amendment and the Consent do not adversely affect the aforesaid Liens created under such Collateral Documents.

	     SECTION 5. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof " or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

	     (b) Except as specifically amended above, the Credit Agreement and the Notes, and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral
   Agreements and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Loan Parties under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

	     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender either Managing Agent, the Documentation Agent, the Collateral Agent or the Paying Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

	     SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

	     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.



	     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

				 WARNACO INC.


				 By______________________________________
				   Title:



				 THE WARNACO GROUP, INC.

				 By______________________________________
				   Title:


				 THE BANK OF NOVA SCOTIA, as
				   Managing Agent, Paying Agent,
				   Swing Line Bank and an
				   Issuing Bank


				 By______________________________________
				   Title:



				 CITICORP USA, INC., as Managing
				   Agent, Documentation Agent
				   and Collateral Agent


				 By______________________________________
				   Title:




			      Lenders



				 THE BANK OF CALIFORNIA, N.A.


				 By______________________________________
				   Title:


				 THE BANK OF NEW YORK


				 By______________________________________
				   Title:


				 THE BANK OF NOVA SCOTIA


				 By______________________________________
				   Title:


				 CHEMICAL BANK


				 By______________________________________
				   Title:



				 CITICORP USA, INC.


				 By______________________________________
				   Title:


				 CREDIT SUISSE


				 By______________________________________
				   Title:


				 By______________________________________
				   Title:



				 THE FUJI BANK, LTD.


				 By______________________________________
				   Title:


				 GENERAL ELECTRIC CAPITAL
				   CORPORATION


				 By______________________________________
				   Title:


				 IBJ SCHRODER BANK AND TRUST CO.


				 By______________________________________
				   Title:


				 PROSPECT STREET SENIOR GROUP


				 By______________________________________
				   Title:


				 RESTRUCTURED OBLIGATIONS BACKED
				   BY SENIOR ASSETS B.V.


				 By______________________________________
				   Title:



				 STICHTING RESTRUCTURED
				   OBLIGATIONS BACKED BY SENIOR
				   ASSETS 2


				 By______________________________________
				   Title: